UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 5, 2017

CEB Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Delaware	001-34849	52-2056410
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1919 North Lynn Street, Arlington, Virginia		22209
(Address Of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (571) 303-3000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On January 5, 2017, CEB Inc., a Delaware corporation (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) by and among Cobra Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Gartner (the “Sub”), and Gartner, Inc., a Delaware corporation (“Gartner”). Pursuant to the Merger Agreement, the Sub will be merged with and into the Company, with the Company surviving as a wholly-owned subsidiary of Gartner (the “Merger”). The Company previously disclosed the Merger and its announcement thereof in a Current Report on Form 8-K filed with the Securities and Exchange Commission on January 5, 2017 (the “Initial 8-K”). The foregoing description of the Merger Agreement does not, and the description of the Merger Agreement in the Initial 8-K did not, purport to be complete and is subject to, and qualified in its entirety by reference to the Merger Agreement, which is attached as Exhibit 2.1 and incorporated herein by reference.

Item 7.01. Regulation FD Disclosure.

On January 5, 2017, the Company published the following:

•	A series of questions and answers for the Company’s members and clients relating to the announcement of the Merger (“Q&A 1”);

•	A series of questions and answers for the Company’s staff members relating to the announcement of the Merger, the integration process, the effects of the Merger (“Q&A 2”);

•	A memorandum from Thomas L. Monahan III, the Company’s Chairman and Chief Executive Officer, to the Company’s colleagues in regards to the Merger (“Memorandum”);

•	A letter from Thomas L. Monahan III, the Company’s Chairman and Chief Executive Officer, to the Company’s members and clients announcing the Merger (“Letter”);

•	A leadership presentation regarding the Merger (“Presentation”); and

•	Investor call transcript relating to the Merger (“Transcript”).

Copies of Q&A 1, Q&A 2, Memorandum, Letter, Presentation and Transcript are furnished herewith as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger by and among Gartner, Inc., Cobra Acquisition Corp. and CEB Inc., dated as of January 5, 2017.*

99.1	Questions and Answers for CEB Inc.’s members and clients issued on January 5, 2017.

99.2	Questions and Answers for CEB Inc.’s staff members issued on January 5, 2017.

99.3	Memorandum from Thomas L. Monahan III to CEB Inc.’s colleagues issued on January 5, 2017.

99.4	Letter from Thomas L. Monahan III to CEB Inc.’s members and clients issued on January 5, 2017.

99.5	Leadership Presentation issued on January 5, 2017.

99.6	Investor call transcript issued January 5, 2017.

*	The registrant has omitted certain schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the SEC upon request.

Cautionary Note Regarding Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward-looking statements because they contain words such as “will be,” “will,” “expects,” “expected,” “intends,” “continue,” or similar expressions, and include the assumptions that underlie such statements. These forward-looking statements include statements about future financial and operating results; benefits of the transaction to customers, stockholders and employees; potential synergies and cost savings; the ability of the combined company to drive growth and expand client relationships; the financing of the transaction and other statements regarding the proposed transaction. The Company’s expectations and beliefs regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected, including but not limited to:

•	failure of the Company’s stockholders to adopt the Merger Agreement or that the companies will otherwise be unable to consummate the Merger on the terms set forth in the Merger Agreement;

•	the risk that the financing for the merger consideration will not be obtained;

•	the risk that the businesses will not be integrated successfully;

•	the risk that synergies will not be realized or realized to the extent anticipated;

•	uncertainty as to the market value of the non-cash portion of the merger consideration to be paid in the Merger;

•	the risk that required governmental approvals of the Merger will not be obtained;

•	the risk that, following this transaction, Gartner will not realize on its financing or operating strategies;

•	litigation in respect of either company or the Merger; and

•	disruption from the Merger making it more difficult to maintain certain strategic relationships.

The forward-looking statements contained in this Current Report are also subject to other risks and uncertainties, including those more fully described in our filings with the SEC, including our Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on February 29, 2016. The forward-looking statements in this Current Report are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements, except as required by law.

Additional Information and Where to Find It

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

This communication is being made in respect of a proposed business combination involving Gartner and the Company. In connection with the proposed transaction, Gartner will file with the SEC a Registration Statement on Form S-4 that includes the preliminary proxy statement of the Company and that will also constitute a prospectus of Gartner. The information in the preliminary proxy statement/prospectus is not complete and may be changed. Gartner may not issue the common stock referenced in the proxy statement/prospectus until the Registration Statement on Form S-4 filed with the SEC becomes effective. The preliminary proxy statement/prospectus, this Current Report on Form 8-K and any related communication are not offers to sell Gartner securities, are not soliciting an offer to buy Gartner securities in any state where the offer and sale is not permitted and are not a solicitation of any vote or approval. The definitive proxy statement/prospectus will be mailed to stockholders of the Company.

GARTNER AND THE COMPANY URGE INVESTORS AND SECURITY HOLDERS TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

Investors and security holders will be able to obtain these materials (when they are available) and other documents filed with the SEC free of charge at the SEC’s website, www.sec.gov. Copies of documents filed with the SEC by Gartner (when they become available) may be obtained free of charge on Gartner’s website at www.gartner.com or by directing a written request to Gartner, Inc., Investor Relations, 56 Top Gallant Road Stamford, CT 06902-7747. Copies of documents filed with the SEC by the Company (when they become available) may be obtained free of charge on the Company’s website at www.cebglobal.com or by directing a written request to the Company care of Investor Relations, 1919 North Lynn Street, Arlington, VA 22209.

Participants in the Merger Solicitation

Each of Gartner, the Company and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding these persons who may, under the rules of the SEC, be considered participants in the solicitation of the Company’s stockholders in connection with the proposed transaction is set forth in the proxy statement/prospectus described above filed with the SEC. Additional information regarding Gartner’s executive officers and directors is included in Gartner’s definitive proxy statement, which was filed with the SEC on April 11, 2016. Additional information regarding the Company’s executive officers and directors is included in the Company’s definitive proxy statement, which was filed with the SEC on April 29, 2016. You can obtain free copies of these documents using the information in the paragraph immediately above.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEB Inc.
(Registrant)

Date: January 5, 2017	By: /s/ Richard S. Lindahl
Richard S. Lindahl
Chief Financial Officer

Exhibit Index

Exhibit No.	Description

2.1	Agreement and Plan of Merger by and among Gartner, Inc., Cobra Acquisition Corp. and CEB Inc., dated as of January 5, 2017.*

99.1	Questions and Answers for CEB Inc.’s members and clients issued on January 5, 2017.

99.2	Presentation issued on January 5, 2017.

99.3	Memorandum from Thomas L. Monahan III to CEB Inc.’s colleagues issued on January 5, 2017.

99.4	Letter from Thomas L. Monahan III to CEB Inc.’s members and clients issued on January 5, 2017.

99.5	Leadership Presentation issued on January 5, 2017.

99.6	Investor call transcript issued January 5, 2017.

*The registrant has omitted certain schedules and exhibits to this exhibit pursuant to the provisions of Regulation S-K, Item 601(b)(2). The schedule of exhibits omitted is included with such agreement. The registrant shall supplementally furnish a copy of any of the omitted schedules to the SEC upon request.